UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2017

Global Net Lease, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-37390	45-2771978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 4th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Underwriting Agreement

On December 14, 2017, Global Net Lease, Inc. (the “Company”) and Global Net Lease Operating Partnership, L.P. (the “Operating Partnership”), the Company’s operating partnership, entered into an underwriting agreement (the “Underwriting Agreement”) with BMO Capital Markets Corp. (the “Underwriter”) pursuant to which the Company agreed to issue and sell 1,000,000 shares (the “Shares”) of the Company’s 7.25% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share, with a liquidation preference of $25.00 per share (the “Series A Preferred Stock”), in an underwritten public offering (the “Preferred Stock Offering”) at a price per share of $25.00. Pursuant to the Underwriting Agreement, the Company also granted the Underwriter a 30-day option to purchase up to an additional 150,000 shares of Series A Preferred Stock. The Preferred Stock Offering is a re-opening of the Company’s original issuance of Series A Preferred Stock, which occurred pursuant to an offering which initially closed on September 12, 2017, and the additional shares of Series A Preferred Stock will be consolidated, form a single series, and be fully fungible with the outstanding Series A Preferred Stock.

In the Underwriting Agreement, the Company and the Operating Partnership made certain customary representations, warranties and covenants and agreed to indemnify the Underwriter against certain liabilities. The issuance and sale of the Shares is expected to close on or about December 19, 2017, subject to satisfaction of customary closing conditions. The Company’s total net proceeds from the Shares, after deducting the underwriting discount, are expected to be $24,212,500.

The Company intends to contribute these net proceeds to the Operating Partnership in exchange for 7.25% Series A Cumulative Redeemable Preferred Units (the “Series A Preferred Units”), which have economic interests that are substantially similar to the designations, preferences and other rights of the Series A Preferred Stock. The Company, acting through the Operating Partnership, intends to use the net proceeds from this contribution for the purchase of additional properties which have not yet been identified and general corporate purposes.

The Preferred Stock Offering is being conducted pursuant to the Company’s prospectus supplement dated December 14, 2017, in the form filed with the Securities and Exchange Commission (the “SEC”) on December 15, 2017 (the “Prospectus Supplement”), which supplements the Company’s prospectus filed with the SEC as part of the Company’s Registration Statement on Form S-3 (File No. 333-214579), filed with the SEC on November 14, 2016.

The Underwriter or its affiliates act as a lender under the Company’s credit facility, and the Underwriter or its affiliates are counterparties with respect to certain of the Company’s swaps.

The foregoing description does not purport to be a complete description and is qualified in its entirety by reference to the Underwriting Agreement, which is filed herewith as Exhibit 1.1 and incorporated by reference into this Item 1.01. For a more detailed description of the Underwriting Agreement, see the disclosure under the caption “Underwriting” contained in the Prospectus Supplement, which disclosure is hereby incorporated by reference into this Item 1.01.

A copy of the opinion of Venable LLP relating to Preferred Stock Offering is attached to this Current Report on Form 8-K as Exhibit 5.1. A copy of the Company’s Computation of Ratio of Earnings to Combined Fixed Charges and Preference Dividends is attached this to this Current Report on Form 8-K as Exhibit 12.1.

Amendment to the Operating Partnership Agreement

On December 15, 2017, the Company, in its capacity as the general partner of the Operating Partnership, entered into a Third Amendment to the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the “Third Amendment”), increasing the number of authorized Series A Preferred Units.

The foregoing description does not purport to be a complete description and is qualified in its entirety by reference to the Third Amendment, which is filed herewith as Exhibit 10.1 and incorporated by reference into this Item 1.01.

Item 3.03.	Material Modifications to Rights of Security Holders.

Series A Preferred Stock

On December 15, 2017, the Company filed Articles Supplementary (the “Articles Supplementary”) with the State Department of Assessments and Taxation of the State of Maryland, which became effective upon acceptance for record. The Articles Supplementary classified an additional 809,650 shares of the Company’s authorized shares of preferred stock, $0.01 par value per share, as Series A Preferred Stock.

The foregoing description does not purport to be a complete description and is qualified in its entirety by reference to the Articles Supplementary, which is filed herewith as Exhibit 3.1 and incorporated by reference into this Item 3.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information about the Articles Supplementary set forth under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

Item 7.01.	Regulation FD Disclosure.

Press Releases

On December 14, 2017, the Company issued a press release (the “Press Release”) announcing the launch of the Preferred Stock Offering.

A copy of the Press Release is attached as Exhibit 99.1, and is hereby incorporated by reference into this Item 7.01. The Press Release shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act, regardless of any general incorporation language in such filing.

Forward-Looking Statements

The statements in this Current Report on Form 8-K include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “strives,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Actual results may differ materially from those contemplated by such forward-looking statements, including as a result of those factors set forth in the Risk Factors section of the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results, unless required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated December 14, 2017, by and among Global Net Lease, Inc., Global Net Lease Operating Partnership, L.P. and BMO Capital Markets Corp.
3.1	Articles Supplementary classifying additional shares of 7.25% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share.
5.1	Opinion of Venable LLP.
10.1	Third Amendment, dated December 15, 2017, to the Second Amended and Restated Agreement of Limited Partnership of Global Net Lease Operating Partnership, L.P., dated June 2, 2015.
12.1	Calculation of Ratios of Earnings to Combined Fixed Charges and Preferred Dividends to Earnings.
23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto).
99.1	Press Release, dated December 14, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2017	By:	/s/ James L. Nelson
	Name:	James L. Nelson
	Title:	Chief Executive Officer and President